Subsequent Events	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014
Subsequent Event [Line Items]
Subsequent Events

Note 12 — Subsequent Events

The Company has evaluated all events that occurred after the balance sheet date through the date when the consolidated financial statements were issued to determine if they must be reported. The Management of the Company determined that there were no reportable subsequent events, other than those mentioned elsewhere within this filing, to be disclosed.

Parent Company [Member]
Subsequent Event [Line Items]
Subsequent Events

Note 4:  Subsequent Events

On February 16, 2015, the Company entered into an Acquisition Agreement and Plan of Merger (the “Agreement’) with Grow Solutions, Inc., a Delaware corporation (“Grow Solutions”) and LightTouch Vein & Laser Acquisition Corporation, a wholly owned subsidiary of the Company (“LightTouch Acquisition”).  Under the terms of the Agreement, Grow Solutions will merge with LightTouch Acquisition and become a wholly owned subsidiary of the Company.  Grow Solutions’ shareholders and certain creditors of the Company (as described below) will receive up to fifty five million shares (55,000,000) of the Company’s common stock (the “Issuance Amount”) in exchange for all of the issued and outstanding shares of Grow Solutions.  Following the closing of the Agreement, Grow Solutions’ business will be the primary focus of the Company and Grow Solutions management will assume control of the management of the Company with the current director of the Company resigning upon closing of the Agreement. In accordance with the terms of the Agreement, closing shall occur upon the earlier of 60 days from February 16, 2015, or the completion of Grow Solutions audit of its financial statements.

Additionally, on February 16, 2015, the Company issued a convertible promissory note to Grow Solutions in the principal amount of one hundred fifty thousand dollars ($150,000) (the “Grow Note”).  The principal and interest of the Grow Note is convertible into 7,500,000 shares of the Company’s common stock.  The Company also issued convertible promissory notes to lenders and creditors of the Company in the principal amount of thirty three thousand dollars ($33,000) in the aggregate (the “Creditor Notes” and together with the Grow Note, the “Notes”), convertible into 1,650,000 shares of common stock of the Company.  All shares of common stock of the Company issued under the Notes shall be included in the Issuance Amount. Proceeds from the Notes were used to pay outstanding obligations of the Company including funds owed to the sole officer and director who had been funding the Company’s operation through various loans.  In addition to the Agreement being executed between the Company, Grow Solutions and LightTouch Acquisition, the majority shareholder agreed to sell his ownership interest in the Company which consisted of 250,000 shares of the Company’s common stock for a purchase price of one hundred thousand dollars ($100,000).  The shares represented approximately 61% of the Company’s issued and outstanding shares.

The Company has evaluated subsequent events pursuant to ASC Topic 855 and has determined that there are no other events that require disclosure.